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                                                                    EXHIBIT 3.2










                                     BYLAWS

                                       OF

                        FIRST NATIONAL BANCSHARES, INC.


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                        FIRST NATIONAL BANCSHARES, INC.

                               TABLE OF CONTENTS


ARTICLE 1
              OFFICES ............................................................................................1
                      Section 1:  Registered Office and Agent.....................................................1
                      Section 2:  Other Offices...................................................................1


ARTICLE 2
              SHAREHOLDERS........................................................................................1
                      Section 1:  Place of Meetings...............................................................1
                      Section 2:  Annual Meetings.................................................................1
                      Section 3:  Special Meetings................................................................1
                      Section 4:  Notice..........................................................................2
                      Section 5:  Quorum..........................................................................2
                      Section 6:  Majority Vote; Withdrawal of Quorum.............................................3
                      Section 7:  Method of Voting................................................................3
                      Section 8:  Record Date.....................................................................3
                      Section 9:  Shareholder Proposals...........................................................3


ARTICLE 3
              DIRECTORS...........................................................................................4
                      Section 1:  Management......................................................................4
                      Section 2:  Number, Classification and Terms of Office
                                  of Directors....................................................................4
                      Section 3:  Qualifications of Directors.....................................................5
                      Section 4:  Election of Directors...........................................................5
                      Section 5:  Nomination of Directors.........................................................5
                      Section 6:  ***Intentionally Deleted***.....................................................6
                      Section 7:  Emeritus Directors..............................................................6
                      Section 8:  Vacancies.......................................................................7
                      Section 9:  Removal of Directors............................................................7
                      Section 10:  Place of Meetings..............................................................7
                      Section 11:  Regular Meetings...............................................................7
                      Section 12:  Special Meetings...............................................................7
                      Section 13:  Telephone and Similar Meetings.................................................8
                      Section 14:  Quorum; Majority Vote..........................................................8
                      Section 15:  Compensation...................................................................8
                      Section 16:  Procedure......................................................................8
                      Section 17:  Action Without Meeting.........................................................8


ARTICLE 4
              BOARD COMMITTEES....................................................................................8
                      Section 1:  Designation.....................................................................9
                      Section 2:  Meetings........................................................................9
                      Section 3:  Quorum; Majority Vote...........................................................9
                      Section 4:  Procedure.......................................................................9
                      Section 5:  Action Without Meeting..........................................................9


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
                      Section 6:  Telephone and Similar Meetings.................................................10


ARTICLE 5
              OFFICERS...........................................................................................10
                      Section 1:  Offices........................................................................10
                      Section 2:  Term...........................................................................10
                      Section 3:  Vacancies......................................................................10
                      Section 4:  Compensation...................................................................10
                      Section 5:  Removal........................................................................10
                      Section 6:  Chairman of the Board..........................................................11
                      Section 7:  Chief Executive Officer........................................................11
                      Section 8:  President......................................................................11
                      Section 9:  Vice Presidents................................................................11
                      Section 10:  Secretary.....................................................................11
                      Section 11:  Assistant Secretary...........................................................12
                      Section 12:  Treasurer.....................................................................12


ARTICLE 6
              INDEMNIFICATION....................................................................................12
                      Section 1:  Indemnification of Directors...................................................12
                      Section 2:  Advancement of Expenses........................................................13
                      Section 3:  Indemnification of Officers, Employees and Agents..............................14
                      Section 4:  Insurance......................................................................14
                      Section 5:  Nonexclusivity of Rights; Agreements...........................................14
                      Section 6:  Continuing Benefits; Successors................................................14
                      Section 7:  Interpretation; Construction...................................................15
                      Section 8:  Amendment......................................................................15
                      Section 9:  Severability...................................................................15


ARTICLE 7
              CERTIFICATES AND SHAREHOLDERS......................................................................16
                      Section 1:  Certificates...................................................................16
                      Section 2:  Issuance of Shares.............................................................16
                      Section 3:  Rights of Corporation with Respect to
                                  Registered Owners..............................................................16
                      Section 4:  Transfers of Shares............................................................16
                      Section 5:  Registration of Transfer.......................................................16
                      Section 6:  Lost, Stolen or Destroyed Certificates.........................................17
                      Section 7:  Restrictions on Shares.........................................................17
                      Section 8:  Control Share Acquisitions Statute.............................................17
                      Section 9:  Voting of Stock Held...........................................................17


ARTICLE 8
              GENERAL PROVISIONS.................................................................................18
                      Section 1:  Distributions..................................................................18
                      Section 2:  Books and Records..............................................................18
                      Section 3:  Execution of Documents.........................................................18
                      Section 4:  Fiscal Year....................................................................18
                      Section 5:  Seal...........................................................................18
                      Section 6:  Resignation....................................................................18


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
                      Section 7:  Computation of Days............................................................19
                      Section 8:  Amendment of Bylaws............................................................19
                      Section 9:  Construction...................................................................19
                      Section 10:  Headings......................................................................19


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                                     BYLAWS
                                       OF
                        FIRST NATIONAL BANCSHARES, INC.




                               ARTICLE 1: OFFICES

         Section 1: Registered Office and Agent. The registered office of the Corporation shall be at 248 North Church Street, Spartanburg, South Carolina 29306. The registered agent shall be Jerry L. Calvert.

         Section 2: Other Offices. The Corporation may also have offices at such other places within and without the State of South Carolina as the Board of Directors may from time to time determine or the business of the Corporation may require.


                            ARTICLE 2: SHAREHOLDERS

         Section 1: Place of Meetings. Meetings of shareholders shall be held at the time and place, within or without the State of South Carolina, stated in the notice of the meeting or in a waiver of notice.

         Section 2: Annual Meetings. An annual meeting of the shareholders shall be held each year on the third Thursday of April, if not a legal holiday, but if a legal holiday, then on the next Thursday not a legal holiday, or on such other date and at a time to be set by the Board of Directors in accordance with all applicable notice requirements. At the meeting, the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

         Section 3: Special Meetings.

                  (a) Special meetings of the shareholders, for any purpose or purposes, unless otherwise required by the South Carolina Business Corporation Act of 1988, as amended from time to time (the "Act"), the Articles of Incorporation of the Corporation (the "Articles"), or these Bylaws, may be called by the chief executive officer, the president, the chairman of the Board of Directors or a majority of the Board of Directors.

                  (b) In addition to a special meeting called in accordance with subsection 3(a) of this Article 2, the Corporation shall, if and to the extent that it is required by applicable law, hold a special meeting of shareholders if the holders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting sign, date and deliver to the secretary of the Corporation one or more written demands for the meeting. Such written demands shall be delivered to the secretary by certified mail, return receipt


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requested. Such written demands sent to the secretary of the Corporation shall set forth as to each matter the shareholder or shareholders propose to be presented at the special meeting (i) a description of the purpose or purposes for which the meeting is to be held (including the specific proposal(s) to be presented); (ii) the name and record address of the shareholder or shareholders proposing such business; (iii) the class and number of shares of the Corporation that are owned of record by the shareholder or shareholders as of a date within ten days of the delivery of the demand; (iv) the class and number of shares of the Corporation that are held beneficially, but not held of record, by the shareholder or shareholders as of a date within ten days of the delivery of the demand; and (v) any interest of the shareholder or shareholders in such business. Any such special shareholders' meeting shall be held at a location designated by the Board of Directors. The Board of Directors may set such rules for any such meeting as it may deem appropriate, including when the meeting will be held (subject to any requirements of the Act), the agenda for the meeting (which may include any proposals made by the Board of Directors), who may attend the meeting in addition to shareholders of record and other such matters.

                  (c) Business transacted at any special meeting shall be confined to the specific purpose or purposes stated in the notice of the meeting.

         Section 4: Notice.

                  (a) Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the specific purpose or purposes for which the meeting is called, shall be delivered by the Corporation not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed effective when deposited with postage prepaid in the United States mail, addressed to the shareholder at the address appearing on the stock transfer books of the Corporation. Except as may be expressly provided by law, no failure or irregularity of notice of any regular meeting shall invalidate the same or any proceeding thereat.

                  (b) The notice of each special shareholders meeting shall include a description of the specific purpose or purposes for which the meeting is called. Except as provided by law, the Articles or these Bylaws, the notice of an annual shareholders meeting need not include a description of the purpose or purposes for which the meeting is called.

         Section 5: Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at meetings of the shareholders for the transaction of business except as otherwise provided by statute, by the Articles or by these Bylaws. If a quorum is not present or represented at a meeting of the shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At an adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Once a share is represented for any purpose at a meeting it is deemed present for quorum purposes.


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         Section 6: Majority Vote; Withdrawal of Quorum. Except in regards to the election of directors, when a quorum is present at a meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before the meeting, unless the question is one on which, by express provision of the statutes, the Articles or these Bylaws, a higher vote is required in which case the express provision shall govern. Directors shall be elected by a plurality vote of the shareholders. The shareholders present at a duly constituted meeting may continue to transact business until adjournment, despite the withdrawal of enough shareholders to leave less than a quorum.

         Section 7: Method of Voting. Each outstanding share of common stock shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Each outstanding share of other classes of stock, if any, shall have such voting rights as may be prescribed by the Board of Directors. Proxies delivered by facsimile to the Corporation, if otherwise in order, shall be valid. Votes shall be taken by voice, by hand or in writing, as directed by the chairman of the meeting. Voting for directors shall be in accordance with
Article 3, Section 3 of these Bylaws.

         Section 8: Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, including any special meeting, or shareholders entitled to receive payment of dividends, or in order to make a determination of shareholders for any other purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not less than ten nor more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. Except as otherwise provided by law, if no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or of shareholders entitled to receive payment of dividends, the date on which notice of the meeting is mailed, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date.

         Section 9: Shareholder Proposals.

                  (a) To the extent required by applicable law, a shareholder may bring a proposal before an annual meeting of shareholders as set forth in this Section 9. To be properly brought before an annual meeting of shareholders, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors;
(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a shareholder's notice must be given, either by personal delivery or by United States mail, postage prepaid, return receipt requested, to the secretary of the Corporation not less than 30 nor more than 60 days in advance of the annual meeting (provided, however, that if less than 31 days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders). A shareholder's notice to the secretary of the Corporation shall set forth for each


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matter the shareholder proposes to bring before the annual meeting (i) a description of the business desired to be brought before the annual meeting (including the specific proposal(s) to be presented) and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the shareholder proposing such business; (iii) the class and number of shares of the Corporation that are owned of record, and the class and number of shares of the Corporation that are held beneficially, but not held of record, by the shareholder as of the record date for the meeting, if such date has been made publicly available, or as of a date within ten days of the effective date of the notice by the shareholder if the record date has not been made publicly available; and (iv) any interest of the shareholder in such business. In the event that a shareholder attempts to bring business before an annual meeting without complying with the provisions of this Section 9, the chairman of the meeting shall declare to the meeting that the business was not properly brought before the meeting in accordance with the foregoing procedures, and such business shall not be transacted. The chairman of any annual meeting, for good cause shown and with proper regard for the orderly conduct of business at the meeting, may waive in whole or in part the operation of this Section 9.

                  (b) If any shareholder of the Corporation notifies the Corporation that such shareholder intends to present a proposal for action at a forthcoming meeting of the Corporation's shareholders and requests that the Corporation include the proposal in its proxy statement and such shareholder complies with all the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, the Corporation shall consider inclusion of such proposal in the proxy statement unless it determines that the proposal is inappropriate for consideration by the shareholders at the meeting.


                              ARTICLE 3: DIRECTORS

         Section 1: Management. The business and affairs of the Corporation shall be managed by the Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles or these Bylaws directed or required to be done or exercised by the shareholders.

         Section 2: Number, Classification and Terms of Office of Directors. Unless otherwise provided in the Articles of Incorporation, the number of directors of the Corporation shall be that number as may be fixed from time to time by resolution of the Board of Directors, but in no event shall the number be less than five or greater than 25. The initial number of directors shall be
13. The number of members of the Board of Directors can be increased or decreased within the foregoing range at any time by the Board of Directors. In addition, unless provided otherwise by resolution of the Board of Directors, if, in any case after proxy materials for an annual meeting of shareholders have been mailed to shareholders, any person named therein to be nominated at the direction of the Board of Directors becomes unable or unwilling to serve, the number of authorized directors shall be automatically reduced by a number equal to the number of such persons. The members of the Board of Directors need not be shareholders nor need they be residents of any particular state. At any time that the Board has six or more members, unless provided otherwise by the Articles of Incorporation, the terms of office of


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directors will be staggered by dividing the total number of directors into three classes, with each class accounting for one-third, as near as may be, of the total. The terms of directors in the first class expire at the first annual shareholders' meeting after their election, the terms of the second class expire at the second annual shareholders' meeting after their election, and the terms of the third class expire at the third annual shareholders' meeting after their election. At each annual shareholders' meeting held thereafter, directors shall be chosen for a term of three years to succeed those whose terms expire. If the number of directors is changed, any increase or decrease shall be so apportioned among the classes as to make all classes as nearly equal in number as possible, and when the number of directors is increased and any newly created directorships are filled by the board, the terms of the additional directors shall expire at the next election of directors by the shareholders. Each director, except in the case of his earlier death, written resignation, retirement, disqualification or removal, shall serve for the duration of his term, as staggered, and thereafter until his successor shall have been elected and qualified.

                  Section 3: Qualifications of Directors. No individual who is or becomes a Business Competitor (as defined below) or who is or becomes affiliated with, employed by or a representative of any individual, corporation, association, partnership, firm, business enterprise or other entity or organization which the Board of Directors, after having such matter formally brought to its attention, determines to be in competition with the Corporation or any of its subsidiaries (any such individual, corporation, association, partnership, firm, business enterprise or other entity or organization being hereinafter referred to as a "Business Competitor") shall be eligible to serve as a director if the Board of Directors determines that it would not be in the Corporation's best interests for such individual to serve as a director of the Corporation. Such affiliation, employment or representation may include, without limitation, service or status as an owner, partner, shareholder, trustee, director, officer, consultant, employee, agent, or counsel, or the existence of any relationship which results in the affected person having an express or implied obligation to act on behalf of a Business Competitor; provided, however, that passive ownership of a debt or equity interest not exceeding 2% of the outstanding debt or equity, as the case may be, in any Business Competitor shall not constitute such affiliation, employment or representation. Any financial institution having branches or affiliates in Spartanburg County, South Carolina, shall be presumed to be a Business Competitor unless the Board of Directors determines otherwise.

                  Section 4: Election of Directors. Directors shall be elected by a plurality vote.

                  Section 5: Nomination of Directors.

                           (a)      Nomination of persons to serve as directors
of the Corporation, other than those made by or on behalf of the Board of Directors of the Corporation, shall be made in writing and shall be delivered either by personal delivery or by United States mail, postage prepaid, return receipt requested, to the secretary of the Corporation no later than (i) with respect to an election to be held at an annual meeting of shareholders, ninety days in advance of such meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each notice shall set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be


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nominated; (ii) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The chairman of any such meeting, for good cause shown and with proper regard for the orderly conduct of business at the meeting, may waive in whole or in part the operation of this Section 4.

                  (b) Notwithstanding subsection (a) of this Section 4, if the Corporation or any banking subsidiary of the Corporation is subject to the requirements of Title 12, Section 1831(i) of the United States Code, then no person may be nominated by a shareholder for election as a director at any meeting of shareholders unless the shareholder furnishes the written notice required by subsection (a) of this Section 4 to the secretary of the Corporation at least ninety days prior to the date of the meeting and the nominee has received regulatory approval to serve as a director prior to the date of the meeting.

                  Section 6: Retirement of Directors. *** Intentionally Deleted.***

                  Section 7: Emeritus Directors. The Board of Directors may, from time to time, appoint individuals (including individuals who have retired from the Board of Directors) to serve as members of the Emeritus Board of Directors of the Corporation. Each member of the Emeritus Board of Directors of the Corporation, except in the case of his earlier death, resignation, retirement, disqualification or removal, shall serve until the next succeeding annual meeting of the Board of Directors of the Corporation. Members of the Emeritus Board of Directors may be removed without cause by a vote of the members of the Board of Directors. Any individual appointed as a member of the Emeritus Board of Directors of the Corporation may, but shall not be required to, attend meetings of the Board of Directors of the Corporation and may participate in any discussions at such meetings, but such individual may not vote or be counted in determining a quorum at any meeting of the Board of Directors of the Corporation. It shall be the duty of the members of the Emeritus Board of Directors of the Corporation to serve as goodwill ambassadors of the Corporation, but such individuals shall not have any responsibility or be subject to any liability imposed upon a member of the Board of Directors of the Corporation or in any manner otherwise be deemed to be a member of the Board of Directors of the Corporation. Each member of the Emeritus Board of Directors of the Corporation shall be paid such compensation as may be set from time to time by the Chairman of the Board of Directors of the Corporation and shall remain eligible to participate in any stock option plan in which directors are eligible to participate which is maintained by, or participated in, from time to time by the Corporation, according to the terms and conditions thereof.


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                  Section 8: Vacancies. Except as otherwise provided by law, in the Articles of Incorporation, or in these Bylaws (a) the office of a director shall become vacant if he dies, resigns, or is removed from office, and (b) the Board of Directors may declare vacant the office of a director if (i) he is interdicted or adjudicated an incompetent, (ii) an action is filed by or against him, or any entity of which he is employed as his principal business activity, under the bankruptcy laws of the United States, (iii) in the sole opinion of the Board of Directors he becomes incapacitated by illness or other infirmity so that he is unable to perform his duties for a period of six months or longer, or (iv) he ceases at any time to have the qualifications required by law, the Articles of Incorporation or these Bylaws. The remaining directors may, by a majority vote, fill any vacancy on the Board of Directors (including any vacancy resulting from an increase in the authorized number of directors, or from the failure of the shareholders to elect the full number of authorized directors) for an unexpired term; provided that the shareholders shall have the right at any special meeting called for such purpose prior to action by the Board of Directors to fill the vacancy.


                  Section 9: Removal of Directors. Unless provided otherwise by the Articles of Incorporation, directors may be removed with or without cause by unanimous vote of the Board of Directors (with the abstention of any director who is the subject of such vote) or the affirmative vote of the holders of at least a majority of the shares entitled to vote at an election of directors, such vote being taken at a meeting of the shareholders called for that purpose at which a quorum is present.

                  Section 10: Place of Meetings. Meetings of the Board of Directors, regular or special, may be held either within or without the State of South Carolina.

                  Section 11: Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

                  Section 12: Special Meetings. Special meetings of the Board of Directors may be called by the chairman, the chief executive officer, or the president of the Corporation, on not less than twenty-four hours notice. Notice of a special meeting may be given by personal notice, telephone, facsimile, electronic communication, overnight courier or United States mail to each director. Any such special meeting shall be held at such time and place as shall be stated in the notice of the meeting. The notice need not describe the purpose or purposes of the special meeting.

                  Section 13: Telephone and Similar Meetings. Directors may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the holding of the meeting or the transacting of any business at the meeting on the ground that the meeting is not lawfully called or convened, and does not thereafter vote for or assent to action taken at the meeting.


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                  Section 14: Quorum; Majority Vote. At meetings of the Board of Directors a majority of the number of directors then in office shall constitute a quorum for the transaction of business. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise specifically provided by law, the Articles or these Bylaws. If a quorum is not present at a meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

                  Section 15: Compensation. Each director shall be entitled to receive such reasonable compensation as may be determined by resolution of the Board of Directors. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees may, by resolution of the Board of Directors, be allowed compensation for attending committee meetings.

                  Section 16: Procedure. The Board of Directors shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the Corporation.

                  Section 17: Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is assented to by all the members of the Board. Such consent shall have the same force and effect as a meeting vote and may be described as such in any document.


                          ARTICLE 4: BOARD COMMITTEES

                  Section 1: Designation. The Board of Directors may, by resolution adopted by a majority of the full Board, designate one or more committees. Each committee must have two or more members who serve at the pleasure of the Board of Directors. To the extent specified by the Board of Directors, in the Articles or in these Bylaws, each committee may exercise the authority of the Board of Directors. So long as prohibited by law, however, a committee of the Board may not (a) authorize distributions; (b) approve or propose to shareholders action required by the Act to be approved by shareholders; (c) fill vacancies on the Board of Directors or on any of its committees; (d) amend the Articles; (e) adopt, amend or repeal these Bylaws;
(f) approve a plan of merger not requiring shareholder approval; (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors. Any director may serve one or more committee. Any committee appointed under this Section 1 shall perform such duties and assume such responsibility as may from time to time be placed upon it by the Board of Directors.


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                  Section 2: Meetings. Time, place and notice of all committee meetings shall be as called and specified by the chief executive officer, the committee chairman or any two members of each committee.

                  Section 3: Quorum; Majority Vote. At meetings of committees, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by the Act, the Articles or these Bylaws. If a quorum is not present at a meeting of the committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

                  Section 4: Procedure. Committees shall keep regular minutes of their proceedings and report the same to the Board of Directors at its next regular meeting. The minutes of the proceedings of the committee shall be placed in the minute book of the Corporation.

                  Section 5: Action Without Meeting. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if the action is assented to by all the members of the committee. Such consent shall have the same force and effect as a meeting vote and may be described as such in any document.

                  Section 6: Telephone and Similar Meetings. Committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the holding of the meeting or the transacting of any business at the meeting on the ground that the meeting is not lawfully called or convened, and does not thereafter vote for or assent to action taken at the meeting.


                              ARTICLE 5: OFFICERS
                                    OFFICERS

                  Section 1: Officers. The officers of the Corporation shall consist of a chief executive officer, president and secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may also create and establish the duties of other offices as it deems appropriate. The Board of Directors shall also elect a chairman of the Board and may elect a vice chairman of the Board from among its members. The Board of Directors from time to time may appoint, or may authorize the president to appoint or authorize specific officers to appoint, the persons who shall hold such other offices as may be established by the Board of Directors, including one or more vice presidents (including executive vice presidents, senior vice presidents, assistant vice presidents), one or more assistant secretaries, and one or more assistant treasurers. Any two or more offices may be held by the same person.

                  Section 2: Term. Each officer shall serve at the pleasure of the Board of Directors (or, if appointed pursuant to this Article, at the pleasure of the Board of Directors, the president, or the officer authorized to have appointed the officer) until his or her death, resignation, or removal, or until his or her replacement is elected or appointed in accordance with this Article.

                  Section 3: Vacancies. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors. Any vacancy in an office which was filled by the president or another officer may also be filled by the president or by any officer authorized to have filled the office vacant.

                  Section 4: Compensation. The compensation of all officers of the Corporation shall be fixed by the Board of Directors or by a committee or officer appointed by the Board of Directors. Officers may serve without compensation.

                  Section 5: Removal. All officers (regardless of how elected or appointed) may be removed, with or without cause, by the Board of Directors. Any officer appointed by the president or another officer may also be removed, with or without cause, by the president or by any officer authorized to have appointed the officer to be removed. Removal will be without prejudice to the contract rights, if any, of the person removed, but shall be effective notwithstanding any damage claim that may result from infringement of such contract rights.

                  Section 6: Chairman of the Board. The office of the chairman of the board may be filled by the Board at its pleasure by the election of one of its members to the office. The chairman shall preside at all meetings of the Board and meetings of the shareholders and shall perform such other duties as may be assigned to him by the Board of Directors.

                  Section 7: Chief Executive Officer. The chief executive officer shall be responsible for the general and active management of the business and affairs of the Corporation, and shall see that all orders and resolutions of the Board are carried into effect. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe.

                  Section 8: President. The president shall be responsible for the general and active management of the business and affairs of the Corporation, and shall see that all orders and resolutions of the Board are carried into effect. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe. The president shall preside as chairman of the Board of Directors during the absence of the Board chairman.

                  Section 9: Vice Presidents. The vice presidents (executive, senior, or assistant), as such offices are appointed by the Board of Directors, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the president, perform the duties and have the authority and exercise the powers of the president. They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the president may from time to time delegate.

                  Section 10: Secretary.

                           (a)      The secretary shall attend all meetings of
the Board of Directors and all meetings of the shareholders and record all votes, actions and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the executive and other committees when required.

                           (b)      The secretary shall give, or cause to be
given, notice of all meetings of the shareholders and special meetings of the Board of Directors.

                           (c)      The secretary shall keep in safe custody
the seal of the Corporation and, when authorized by the Board of Directors or the executive committee, affix it to any instrument requiring it. When so affixed, it shall be attested by the secretary's signature or by the signature of the treasurer or an assistant secretary.

                           (d)      The secretary shall be under the
supervision of the president and shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the president may from time to time delegate.


                  Section 11: Assistant Secretary. The assistant secretaries, as such offices are created by the Board of Directors, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and have the authority and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the president may from time to time delegate.

                  Section 12: Treasurer.

                           (a)      The treasurer shall have the custody of the
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all moneys and other valuables in the name and to the credit of the Corporation in appropriate depositories.

                           (b)      The treasurer shall disburse the funds of
the Corporation ordered by the Board of Directors and prepare financial statements as they direct.

                           (c)      The treasurer shall perform such other
duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the president may from time to time delegate.

                           (d)      The treasurer's books and accounts shall be
opened at any time during business hours to the inspection of any directors of the Corporation.

                           ARTICLE 6: INDEMNIFICATION

                  Section 1: Indemnification of Directors.

                           (a)      The Corporation shall indemnify and hold
harmless, to the fullest extent permitted by applicable law, any person (an "Indemnified Person") who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, by reason of the fact that he, or a person for whom he is a legal representative (or other similar representative), is or was a director of the Corporation or is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines, amounts paid in settlement or other similar costs actually and reasonably incurred in connection with such action, suit or proceeding. For purposes of this Article 6, all terms used herein that are defined in Section 33-8-500 of the Act or any successor provision or provisions shall have the meanings so prescribed in such Section.

                           (b)      Without limiting the provisions of Section
1(a) of this Article 6, the Corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the Corporation against reasonable expenses incurred by him in connection with the proceeding. In addition, the Corporation shall indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (i) he conducted himself in good faith; (ii) he reasonably believed: (A) in the case of conduct in his official capacity with the Corporation, that his conduct was in its best interest; and (B) in all other cases, that his conduct was at least not opposed to its best interest; and
(iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this subsection (b). The determination of whether the director met the standard of conduct described in this subsection
(b) shall be made in accordance with Section 33-8-550 of the Act or any successor provision or provisions.

                  Section 2: Advancement of Expenses.

                           (a)      With respect to any proceeding to which an
Indemnified Person is a party because he is or was a director of the Corporation, the Corporation shall, to the fullest extent permitted by applicable law, pay for or reimburse the Indemnified Person's reasonable expenses (including, but not limited to, attorneys' fees and disbursements, court costs, and expert witness fees) incurred by the Indemnified Person in advance of final disposition of the proceeding.

                           (b)      Without limiting the provisions of Section
2(a) of this Article 6, the Corporation shall, to the fullest extent permitted by applicable law, pay for or reimburse the reasonable expenses (including, but not limited to, attorneys' fees and disbursements, court costs and expert witness fees) incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if: (a) the director furnishes the Corporation a written affirmation of his good faith belief that he has met the standard of conduct described in Section 1(b) of this Article 6;
(b) the director furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet such standard of conduct; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Article 6. The Corporation shall expeditiously pay the amount of such expenses to the director following the director's delivery to the Corporation of a written request for an advance pursuant to this Section 2 together with a reasonable accounting of such expenses. The undertaking required by this Section 2 shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment. Determinations and authorizations of payments under this Section 2 shall be made in the manner specified in Section 33-8-550 of the Act or any successor provision or provisions.

                  Section 3: Indemnification of Officers, Employees and Agents. An officer of the Corporation who is not a director is entitled to the same indemnification rights which are provided to directors of the Corporation in
Section 1 of this Article 6 and the Corporation shall advance expenses to officers of the Corporation who are not directors to the same extent and in the same manner as to directors as provided in Section 2 of this Article 6. In addition, the Board of Directors shall have the power to cause the Corporation to indemnify, hold harmless and advance expenses to any officer, employee or agent of the Corporation who is not a director to the fullest extent permitted by public policy, by adopting a resolution to that effect identifying such officers, employees or agents (by position and name) and specifying the particular rights provided, which may be different for each of the persons identified. Any officer entitled to indemnification pursuant to the first sentence of this Section 3 and any officer, employee or agent granted indemnification by the Board of Directors in accordance with the second sentence of this Section 3 shall, to the extent specified herein or by the Board of Directors, be an "Indemnified Party" for the purposes of the provisions of this Article 6.

                  Section 4: Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee or agent, whether or not the Corporation would have the power to indemnify him against the same liability under this Article 6.

                  Section 5: Nonexclusivity of Rights; Agreements. The rights conferred on any person by this Article 6 shall neither limit nor be exclusive of any other rights which such person may have or hereafter acquire under any statute, agreement, provision of the Articles, these Bylaws, vote of shareholders or otherwise. The provisions of this Article 6 shall be deemed to constitute an agreement between the Corporation and each person entitled to indemnification hereunder. In addition to the rights provided in this Article 6, the Corporation shall have the power, upon authorization by the Board of Directors, to enter into an agreement or agreements providing to any person who is or was a director, officer, employee or agent of the Corporation certain indemnification rights. Any such agreement between the Corporation and any director, officer, employee or agent of the Corporation concerning indemnification shall be given full force and effect, to the fullest extent permitted by applicable law, even if it provides rights to such director, officer, employee or agent more favorable than, or in addition to, those rights provided under this Article 6.

                  Section 6: Continuing Benefits; Successors. The indemnification and advancement of expenses provided by or granted pursuant to this Article 6 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. For purposes of this Article 6, the term "Corporation" shall include any corporation, joint venture, trust, partnership or unincorporated business association that is the successor to all or substantially all of the business or assets of this Corporation, as a result of merger, consolidation, sale, liquidation or otherwise, and any such successor shall be liable to the persons indemnified under this Article 6 on the same terms and conditions and to the same extent as this Corporation.

                  Section 7: Interpretation; Construction. This Article 6 is intended to provide indemnification to the directors and permit indemnification to the officers of the Corporation to the fullest extent permitted by applicable law as it may presently exist or may hereafter be amended and shall be construed in order to accomplish this result. To the extent that a provision herein prevents a director or officer from receiving indemnification to the fullest extent intended, such provision shall be of no effect in such situation. If at any time the Act is amended so as to permit broader indemnification rights to the directors and officers of this Corporation, then these Bylaws shall be deemed to automatically incorporate these broader provisions so that the directors and officers of the Corporation shall continue to receive the intended indemnification to the fullest extent permitted by applicable law.

                  Section 8: Amendment. Any amendment to this Article 6 that limits or otherwise adversely affects the right of indemnification, advancement of expenses or other rights of any Indemnified Person hereunder shall, as to such Indemnified Person, apply only to claims, actions, suits or proceedings based on actions, events or omissions (collectively, "Post Amendment Events") occurring after such amendment and after delivery of notice of such amendment to the Indemnified Person so affected. Any Indemnified Person shall, as to any claim, action, suit or proceeding based on actions, events or omissions occurring prior to the date of receipt of such notice, be entitled to the right of indemnification, advancement of expenses and other rights under this Article 6 to the same extent as if such provisions had continued as part of the Bylaws of the Corporation without such amendment. This Section 8 cannot be altered, amended or repealed in a manner effective as to any Indemnified Person (except as to Post Amendment Events) without the prior written consent of such Indemnified Person.


                  Section 9: Severability. Each of the Sections of this Article 6, and each of the clauses set forth herein, shall be deemed separate and independent, and should any part of any such Section or clause be declared invalid or unenforceable by any court of competent jurisdiction, such invalidity or unenforceability shall in no way render invalid or unenforceable any other part thereof or any separate Section or clause of this Article 6 that is not declared invalid or unenforceable.


                    ARTICLE 7: CERTIFICATES AND SHAREHOLDERS

                  Section 1: Certificates. Certificates in the form determined by the Board of Directors shall be delivered representing all shares of which shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. At a minimum, each share certificate must state on its face: (a) the name of the Corporation and that it is organized under the laws of South Carolina; (b) the name of the person to whom the certificate is issued; and (c) the number and class of shares and the designation of the series, if any, the certificate represents. Each share certificate (a) must be signed (either manually or in facsimile) by at least two officers, including the president, the secretary, or such other officer or officers as the Board of Directors shall designate; and
(b) may bear the corporate seal or its facsimile. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

                  Section 2: Issuance of Shares. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, written contracts for services to be performed or other securities of the Corporation. Before the Corporation issues shares, the Board of Directors must determine that the consideration received or to be received for shares to be issued is adequate. That determination by the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued therefor are fully paid and nonassessable.

                  Section 3: Rights of Corporation with Respect to Registered Owners. Prior to due presentation for transfer of registration of its shares, the Corporation may treat the registered owner of the shares as the person exclusively entitled to vote the shares, to receive any dividend or other distribution with respect to the shares, and for all other purposes; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in the shares on the part of any other person, whether or not it has express or other notice of such a claim or interest, except as otherwise provided by law.

                  Section 4: Transfers of Shares. Transfers of shares shall be made upon the books of the Corporation kept by the Corporation or by the transfer agent designated to transfer the shares, only upon direction of the person named in the certificate or by an attorney lawfully constituted in writing. Before a new certificate is issued, the old certificate shall be surrendered for cancellation or, in the case of a certificate alleged to have been lost, stolen or destroyed, the provisions of these Bylaws shall have been complied with.

                  Section 5: Registration of Transfer. The Corporation shall register the transfer of a certificate for shares presented to it for transfer if: (a) the certificate is properly endorsed by the registered owner or by his duly authorized attorney; (b) the signature of such person has been guaranteed by a commercial bank or brokerage firm that is a member of the National Association of Securities Dealers and reasonable assurance is given that such endorsements are effective; (c) the Corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; (d) any applicable law relating to the collection of taxes has been complied with; and
(e) the transfer is in compliance with applicable provisions of any transfer restrictions of which the Corporation shall have notice.

                  Section 6: Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate: (a) makes proof in affidavit form that the certificate has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; (c) gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.


                  Section 7: Restrictions on Shares. The Board of Directors, on behalf of the Corporation, or the shareholders may impose restrictions on the transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares) to the maximum extent permitted by law. A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction. A restriction on the transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this Section 7 and its existence is noted conspicuously on the front or back of the certificate.

                  Section 8: Control Share Acquisitions Statute. The Corporation elects not to be subject to or governed by the South Carolina Control Share Acquisitions Statute contained in Sections 35-2-101 to 35-2-111 of the South Carolina Code, or any successor provision or provisions.

                  Section 9: Voting of Stock Held. Unless otherwise provided by resolution of the Board of Directors, the president or any executive vice president shall from time to time appoint an attorney or attorneys or agent or agents of this Corporation, in the name and on behalf of this Corporation, to cast the vote which this Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities may be held by this Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by any of such other corporation, and shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of this Corporation and under its corporate seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper; or, in lieu of such appointment, the president or any executive vice president may attend in person any meetings of the holders of stock or other securities of any such other corporation and their vote or exercise any or all power of this Corporation as the holder of such stock or other securities of such other corporation.


                         ARTICLE 8: GENERAL PROVISIONS

                  Section 1: Distributions. The Board of Directors may authorize, and the Corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by applicable law and the Articles.

                  Section 2: Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and Board of Directors.

                  Section 3: Execution of Documents. The Board of Directors or these Bylaws shall designate the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) to other officers, employees or agents of the Corporation. Unless so designated or expressly authorized by these Bylaws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or any amount.

                  Section 4: Fiscal Year. The fiscal year of the Corporation shall be the same as the calendar year.

                  Section 5: Seal. The Corporation may provide a seal which contains the name of the Corporation and the name of the state of incorporation. The seal may be used by impressing it or reproducing a facsimile of it or otherwise.

                  Section 6: Resignation. A director may resign by delivering written notice to the Board of Directors, the chairman or the Corporation. Such resignation of a director is effective when the notice is delivered unless the notice specifies a later effective date. An officer may resign at any time by delivering notice to the Corporation. Such resignation of an officer is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation of an officer is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date.

                  Section 7: Computation of Days. In computing any period of days prescribed hereunder the day of the act after which the designated period of days begins to run is not to be included. The last day of the period so computed is to be included.

                  Section 8: Amendment of Bylaws.

                           (a)      Except to the extent required otherwise by
law, these Bylaws, or the Articles of Incorporation, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the directors then in office, provided notice of the proposed alteration, amendment or repeal is contained in the notice of the meeting.

                           (b)      Except to the extent required otherwise by
law, these Bylaws, or the Articles of Incorporation, these Bylaws may also be altered, amended or repealed or new Bylaws may be adopted at any meeting of the shareholders at which a quorum is present or represented by proxy, by the affirmative vote of the holders of a majority of each class of shares entitled to vote thereon, provided notice of the proposed alteration, amendment or repeal is contained in the notice of the meeting.

                           (c)      Upon adoption of any new bylaw by the
shareholders, the shareholders may provide expressly that the Board of Directors may not adopt, amend or repeal that bylaw or any bylaw on that subject.

                  Section 9: Construction. If any portion of these Bylaws shall be invalid or inoperative, then, so far as is reasonable and possible: (a) the remainder of these Bylaws shall be considered valid and operative and (b) effect shall be given to the intent manifested by the portion held invalid or inoperative.

                  Section 10: Headings. The headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of these Bylaws.

         The undersigned, as President of the Corporation, hereby certifies that the bylaws contained herein are the true and correct bylaws adopted by the Corporation's board of directors in compliance with any procedural requirements of the Corporation's Articles of Incorporation and the laws of the State of South Carolina, and the rules and regulations promulgated thereunder.


                                                         /s/ Jerry L. Calvert
                                                         --------------------
                                                         Jerry L. Calvert
                                                         President

                                                         Date: 6/22/99
                                                               -------------